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                                                          Exhibit No. 23.b.

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use of our report, dated January 21, 1994, incorporated herein by reference which is included in the annual report on Form 10-K of First Merchants Corporation for the year ended December 31, 1993.







/s/ Geo. S. Olive & Co. LLC
___________________________
Geo. S. Olive & Co. LLC
Indianapolis, Indiana
June 9, 1994